Exhibit 99.1

Vista Gold Corp. Announces Closing of US$44.85 Million Public Offering of Common Shares and Full Exercise by the Underwriters of Option to Purchase Additional Common Shares

Denver, Colorado, (March 9, 2026) - Vista Gold Corp. (NYSE American and TSX: VGZ) (“Vista” or the “Company”) is pleased to announce the closing of its previously announced underwritten public offering of 17,940,000 of its common shares, which includes the full exercise of the underwriters’ option to purchase 2,340,000 additional common shares, at a price to the public of US$2.50 per share.

The total gross proceeds to Vista were US$44.85 million, before deducting underwriting discounts and commission and other offering expenses payable by Vista.

The Company intends to allocate the net proceeds from the offering to advance exploration and development activities at the Company’s Mt. Todd gold project, a development-stage gold deposit in Australia’s Northern Territory, and for general corporate purposes.

CIBC Capital Markets acted as the sole bookrunner for the offering and BMO Capital Markets, Raymond James, H.C. Wainwright & Co. and Tamesis Partners acted as co-managers for the offering.

This offering was made pursuant to an effective shelf registration statement on Form S-3 (No. 333-282706) (including a base prospectus) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 17, 2024, and declared effective on November 8, 2024. The common shares were offered only by means of a prospectus supplement and the accompanying base prospectus that form a part of the registration statement. A final prospectus supplement and the accompanying base prospectus relating to and describing the terms of the proposed offering of common shares were filed with the SEC. Copies of the final prospectus supplement and the accompanying base prospectus relating to the offering may be accessed for free on the SEC’s website at www.sec.gov or obtained by contacting CIBC Capital Markets, 161 Bay Street, 5th Floor, Toronto, ON M5J 2S8, by telephone: 1(416) 956-6378, or by email: mailbox.usprospectus@cibc.com, BMO Nesbitt Burns Inc., Attn: Brampton Distribution Centre C/O The DATA Group of Companies, 9195 Torbram Road, Brampton, Ontario, L6S 6H2, by telephone: 905-791-3151 Ext. 4312, or by email: torbramwarehouse@datagroup.ca, H.C. Wainwright & Co., LLC, Attention: Prospectus Department, 430 Park Avenue, New York, NY 10022, by email: HCWprospectus@hcwco.com, Raymond James Ltd., Suite 2100, 925 West Georgia St, Vancouver, BC V6C 3L2, Attn: Belinda Betonio and Tamesis Partners LLP, 16 Berkeley Street, London W1J 8DZ.

In addition, the offering was made in each of the Provinces of Canada, except for Quebec, in reliance on the “listed issuer financing” exemption from the prospectus requirements available under Part 5A of National Instrument 45-106 – Prospectus Exemptions, as modified by Coordinated Blanket Order 45-935 – Exemptions from Certain Conditions of the Listed Issuer Financing Exemption. There is an amended and restated offering document related to the offering (the “Offering Document”) that can be accessed under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the Company’s website at www.vistagold.com.

The Company relied upon the exemption set forth in Section 602.1 of the TSX Company Manual in connection with the offering, which provides that the TSX will not apply its standards to certain transactions involving eligible interlisted issuers on a recognized exchange.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

All amounts in this press release are in U.S. dollars.

About Vista Gold Corp.

Vista holds the Mt. Todd gold project, a leading development-stage gold deposit located in the Tier-1 mining jurisdiction of Northern Territory, Australia.

Mt. Todd offers strong project economics, significant initial production, and compelling expansion and exploration upside. The Mt. Todd gold project benefits from advanced local infrastructure, multiple development scenarios, and broad community support, underpinning its potential to become a long-lived, globally significant gold operation.

For further information about Vista or Mt. Todd, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as statements with respect to the use of proceeds from the offering; and our beliefs and expectations regarding the Mt. Todd gold project and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our understanding and belief of the current market conditions, approved business plans, exploration and assay results, results of our test work for process area improvements, mineral resource and reserve estimates and results of preliminary economic assessments, prefeasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold. When used in this press release or otherwise, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, our ability to price and complete the offering at terms acceptable to us, risks related to the development of the Mt. Todd gold project, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future capital costs, operating costs, non-operating costs, and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on the Company’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt. Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 28, 2025, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.